UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 7, 2003

                                  ------------

                         ROCKPORT HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     0-23514                  33-0601497
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE          (IRS EMPLOYER
       INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)

             50 BRIAR HOLLOW LANE, SUITE 515W, HOUSTON, TEXAS         77027
             ------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 621-9424

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

  EXHIBIT NUMBER

  99.1 Press Release dated July 8, 2003, "Rockport Healthcare Group Announces Acquisition of Certified Network in Florida and Kentucky."

Item 9. REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of Rockport's press release dated July 8, 2003, announcing the acquisition of a healthcare provider network from Protegrity Services, Inc., which network is certified in the states of Florida and Kentucky. This information is being provided in response to Items 9 and 12 of this Form.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Rockport Healthcare Group, Inc.

                                       (Registrant)

                                       By:    /s/  Harry  M.  Neer
                                              --------------------
                                              (Signature)

                                              Harry  M.  Neer
                                              Chief  Executive  Officer

July  14,  2003
------------------------
(Date)